UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: March 20, 2013
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Hudson Street, Suite 303
New York, New York 10013
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(Address of principal executive offices) (Zip Code)

(646) 688-6381
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01. Regulation FD Disclosure.

Message from Management to our Shareholders.

This Current report on Form 8-K contains forward-looking statements which include, but are not limited to, statements concerning expectations as to our revenues, expenses, and net income, our growth strategies and plans, the status of evolving technologies and their growth potential, the adoption of future industry standards, expectations as to our financing and liquidity requirements and arrangements, the need for additional capital, and other matters that are not historical facts. These forward-looking statements are based on our current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by it. Words such as “anticipates”, “appears”, “expects”, “intends”, “plans”, “believes, “seeks”, “estimates”, “may”, “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those results expressed in any forward-looking statements, as a result of various factors. Readers are cautioned not to place undue reliance on forward-looking statements, which are based only upon information available as of the date of this report. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

This is a short note to bring you up to date.  We are diligently working on the Form 10-K for year ended December 31, 2012. This is no easy task as the books and records had to be gathered up and made sense of, as you would expect record keeping was lacking to say the least. We are getting a solid handle on things and the results look to be promising, but we will need to take the full extension afforded to us by the rules.

We are anxiously awaiting the start of trading of Audio Eye, we have been assured that it will be imminent but you must understand that even the people at Audio Eye don't know for sure. It is FINRA that will tell them when they are good to go.  Many questions have been answered for them and management believes they are very near the end of the process, which means it can be any time now.  So hang in there it will be worth the wait.

As far as toxic debt goes (the specialty of former management) we are doing everything humanely possible to retire what's left of around $100,000 worth plus interest and penalties totaling approx. $165,000. A plan is in place and Audio Eye needs to begin trading to effectuate it. Once that takes place we should be in good shape to go forward, many ideas have been circulated for enhancing the value of your company and as soon as the audit is finished we will move forward with implementing the best of them. This is a process, it will not happen overnight but after all we have very little room to the downside and an awful lot of room to the sky.  Thanks for your continued support.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CMG HOLDINGS, INC.

Date: March 20, 2013	/s/ JEFFREY DEVLIN
Name: Jeffrey Devlin
Its: Director